COLONY BANKCORP, INC. AND TC BANCSHARES INC. ANNOUNCE REGULATORY AND SHAREHOLDER APPROVALS RECEIVED FOR MERGER

FITZGERALD, GA. and THOMASVILLE, GA (November 17, 2025) – Colony Bankcorp, Inc. (NYSE: CBAN) (“Colony” or the “Company”), the holding company for Colony Bank, and TC Bancshares, Inc. (OTCQX: TCBC) (“TC Bancshares”), the holding company for TC Federal Bank, today jointly announced that they have received all required regulatory approvals, as well as shareholder approval from the shareholders of both Colony and TC Bancshares, to complete their previously announced merger (the “Merger”). The transaction, initially announced on July 23, 2025, is expected to close on or about December 1, 2025, subject to the satisfaction of customary closing conditions.

“We’re very pleased to receive both shareholder and regulatory approval to move one step closer to bringing our two organizations together,” said T. Heath Fountain, Chief Executive Officer of Colony Bankcorp, Inc. “These approvals reflect confidence in our partnership and reinforce our shared commitment to building a stronger community banking franchise. As we prepare for closing, our focus remains on delivering value for our shareholders and a smooth transition for our customers and team members that positions us well for the future.”

Greg Eiford, President and Chief Executive Officer of TC Bancshares, added, “For generations, TC Federal has been part of the fabric of our communities, growing alongside the people and businesses we serve. With these approvals, we’re one step closer to joining forces with a partner who shares those same values and beliefs in community banking. This partnership is about continuing what we’ve always done best: building lasting relationships while expanding what’s possible for our customers and communities in the future.”

Colony and TC Bancshares announced the signing of a definitive merger agreement on July 23, 2025, in which Colony agreed to acquire 100% of the common stock of TC Bancshares in a combined stock-and-cash transaction valued at approximately $86.1 million. Upon completion, the combined company will have approximately $3.8 billion in total assets, $3.1 billion in total deposits, and $2.4 billion in loans, positioning Colony as one of the leading community banks in the Southeast.

Following the closing of the merger, customers of both banks will continue to be served through their existing branches, websites, and digital banking platforms until the full conversion of systems is complete. Customers will receive detailed information well in advance of any changes to their accounts or banking services.

About Colony Bankcorp, Inc.

Colony Bankcorp, Inc. is the bank holding company for Colony Bank. Founded in Fitzgerald, Georgia in 1975, Colony operates locations throughout Georgia as well as in Birmingham, Alabama; Tallahassee, Florida; and the Florida Panhandle. Colony Bank offers a range of banking solutions for personal and business customers. In addition to traditional banking services, Colony provides specialized solutions that include mortgage lending, government guaranteed lending, consumer insurance, wealth management, credit cards and merchant services. Colony’s common stock is traded on the New York Stock Exchange

(“NYSE”) under the symbol “CBAN.” For more information, please visit www.colony.bank. You can also follow the Company on social media.

About TC Bancshares, Inc.

TC Federal Bank was established in Thomasville, Georgia in 1934. What began as a savings and loan association by the citizens of Thomas County during the Great Depression, has grown into a $560 million dollar community bank serving the financial needs of families and businesses in Northern Florida and Southern Georgia. TC Federal Bank is built on a long-standing tradition of trust and offers expertise in personal and business banking, as well as real estate lending. Throughout its history, TC Federal Bank has stayed open and committed to serving the community through a variety of economic cycles. Today, they are proud to be home to some of the best bankers in the area. Through premium customer service and enriched customer relationships, TC Federal Bank is the bank you can trust for a lifetime. For more information on TC Federal Bank, visit www.tcfederal.com.

Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company's capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of TC Bancshares' business into the Company, (5) the amount of the costs, fees, expenses and charges related to the Merger, (6) the ability by the Company to obtain required governmental approvals of the Merger, (7) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing of the Merger, (9) the risk that the integration of TC Bancshares's operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (10) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by the Company's issuance of additional shares of its common stock in the Merger transaction, and (12) general competitive, economic, political and market conditions.

These factors are not necessarily all of the factors that could cause the Company’s, TC Bancshares’ or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s, TC Bancshares’, or the combined company’s results.

The Company and TC Bancshares urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company and / or TC Bancshares. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this news release or made by the Company or TC Bancshares in any report, filing, document or information incorporated by reference in this news release, speaks only as of the date on which it is made. The Company and TC Bancshares undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company and TC Bancshares believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, the Company and TC Bancshares caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, the Company and TC Bancshares caution you not to place undue reliance on the forward-looking statements contained in this news release or incorporated by reference herein.

If the Company or TC Bancshares update one or more forward-looking statements, no inference should be drawn that the Company or TC Bancshares will make additional updates with respect to those or other forward-looking statements. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the cautionary language included under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company's Annual Reports on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by the Company with the Securities and Exchange Commission (the “SEC”).

For additional Colony Bankcorp Inc. information, contact:

Derek Shelnutt
EVP & Chief Financial Officer
229-426-6000 ext. 6119

For additional TC Bancshares Inc. information, contact:

Greg Eiford
President and Chief Executive Officer
229-224-1031

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